                                                                   EXHIBIT 10.14
                              MODIFICATION NO. 1
                              ------------------
                                      TO
                                      --
                          LONG TERM PRICING AGREEMENT
                          ---------------------------

This Modification No. 1 is entered into as of this 13/th/ day of September, 2000.

                                    BETWEEN
                                    -------

                              THIOKOL PROPULSION
                              ------------------

                   A Division of Cordant Technologies, Inc.
            A Corporation of the State of Delaware with offices at

                              Thiokol Propulsion
                             9160 North Highway 83
                               Corinne, UT 84307

                     (hereinafter referred to as THIOKOL)

                                      AND
                                      ---

                         AMERICAN PACIFIC CORPORATION
                         ----------------------------

            A Corporation of the State of Delaware with offices at

                         American Pacific Corporation
                     3770 Howard Hughes Parkway, Suite 300
                              Las Vegas, NV 89109

                      (hereinafter referred to as AMPAC)

                                  WITNESSETH:
                                  -----------

WHEREAS, THIOKOL and AMPAC entered into that certain LONG TERM PRICING AGREEMENT (AGREEMENT) dated December 12, 1997; and,

WHEREAS, pursuant to certain provisions of the AGREEMENT, THIOKOL and AMPAC have cooperated with respect to business and technical matters relating to the production, supply, and utilization of ammonium perchlorate (AP); and,

WHEREAS, in consequence of the cooperative efforts of THIOKOL and AMPAC undertaken pursuant to the AGREEMENT, as well as changes to the markets for AP and products using AP that have occurred since the date of the AGREEMENT, THIOKOL and AMPAC desire to modify the AGREEMENT in certain respects in the mutual interests of the parties; and,

WHEREAS, THIOKOL and AMPAC desire by this MODIFICATION NO. 1 to the AGREEMENT (MODIFICATION 1) to set forth the modifications to the AGREEMENT that have been negotiated and agreed to by the parties.

NOW, THEREFORE, in consideration of the premises, covenants, and conditions contained herein, the parties agree as follows:

1. CONFIRMATION OF AGREEMENT.
   --------------------------

   Except as expressly modified hereby, the parties confirm that the AGREEMENT is in full force and effect, enforceable in accordance with its terms.

2. TERM OF MODIFICATION 1.
   -----------------------

   MODIFICATION 1 shall have a term commencing on the date hereof as set forth above and ending at the term of the AGREEMENT. The term of MODIFICATION 1 may be extended with the term of the AGREEMENT by the mutual agreement of the parties. (See AGREEMENT, (P)9.)

3. ADDITION TO PURPOSE (See AGREEMENT, (P)1.)
   ------------------------------------------

   The following shall be added to subparagraph e:

   At a minimum, quarterly reviews will be conducted to assess the status of AP production, usage, and projected future orders for the AP industry.

   The following shall be added as subparagraph f:

   The price volume matrix (see Agreement, P5) including those changes identified in this modification shall be used by the parties to establish not only interim billing pricing, but final purchase order pricing. This does not limit AMPAC's right to pursue an equitable adjustment for a partial or full termination of, or a significant change in the requirements to, a committed purchase order.

4. CHANGE TO THIOKOL RESPONSIBILITIES (See AGREEMENT (P)3.)
   --------------------------------------------------------

   (P)(P)3(a) and 3(b) shall be changed to read as follows:

   a. Issue purchase orders that are consistent with this agreement and obtain all (100%) of its AP requirements from AMPAC to the extent AMPAC is able meet Thiokol's requirements with acceptable AP.

   b. Provide AMPAC with known and anticipated AP requirements, forecasts, and program schedules, prior to the beginning of each fiscal year.

5. CHANGE TO PRICE VOLUME MATRIX (See AGREEMENT (P)5.)
   ---------------------------------------------------

   The following shall be added as the third, fourth, and fifth unnumbered paragraphs of (P)5:

   [THIS MATERIAL HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY]

6. SALE AND PURCHASE OF "MUNITIONS GRADE AP".
   ------------------------------------------

   AMPAC agrees to sell to THIOKOL and THIOKOL agrees to purchase from AMPAC "Munitions Grade AP." Munitions Grade AP is AP that satisfies the following chemical requirements, but does not meet the requirements for either Grade I AP or Propellant Grade II AP and that is used in munitions or any use other than propellant:

   Specification (dry basis):

   Assay - 98.5% Minimum
   Particle Size - 45 Micron Minimum

  ---------------------------------------------------------------------------
   Property                                 Maximum           Method of
                                                              Analysis
  ---------------------------------------------------------------------------
   Chlorate (Na\\2\\CLO\\3\\) and
   Chloride (NH\\4\\CL) Combined            0.175%            TS10178
  ---------------------------------------------------------------------------
   Iron (FE\\2\\O\\3\\)                     0.0036%           TS10178
  ---------------------------------------------------------------------------
   Sulfated Ash                             0.9%              TS10178
  ---------------------------------------------------------------------------
   TCP                                      0.25%             TS10178
  ---------------------------------------------------------------------------
   Aluminum                                 5 ppm             ICP
  ---------------------------------------------------------------------------
   Organics                                 100 ppm           TIC/TOC
  ---------------------------------------------------------------------------
   Magnesium                                200 ppm           ICP
  ---------------------------------------------------------------------------
   Potassium                                800 ppm           ICP
  ---------------------------------------------------------------------------
   Water (H\\2\\O)                          15%
  ---------------------------------------------------------------------------

  [THIS MATERIAL HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY]

7. [THIS MATERIAL HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY]

8. THIOKOL AND AMPAC NON-COMPETITION AND POTENTIAL TEAMING ALLIANCE
   ----------------------------------------------------------------

   [THIS MATERIAL HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAS BEEN FILED SEPARATELY]

9. PROVISIONS OF EXISTING AGREEMENT
   --------------------------------

   The provisions of paragraphs 7 through 14, inclusive, of the AGREEMENT are incorporated herein by this reference, fully applicable to this MODIFICATION 1 as if set forth herein in hac verba.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this MODIFICATION 1 as of the date set forth on the first page hereof.

AMERICAN PACIFIC CORPORATION        THIOKOL PROPULSION


 /s/ James P. Dyar                   /s/ Layne Winzeler
--------------------------------    ------------------------------------------
(Signature)                         (Signature)


  JAMES P. DYAR                      LAYNE WINZELER
--------------------------------    ------------------------------------------
(Typed Name)                        (Typed Name)


  Vice President                     Director, Strategic Sourcing & Purchasing
--------------------------------    ------------------------------------------
(Title)                             (Title)